GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL
10.	GOODWILL

Changes in the carrying amount of goodwill by reporting units for the years ended December 31, 2010 and 2011, consisted of the following:

	December 31, 2010			December 31, 2011
	ODP	Brand name phone sales	Total	ODP	Brand name phone sales	Total
Gross amount:
Beginning balance	$606	$—	$606	$606	$1,242	$1,848
Goodwill recognized in acquisition	—	1,242	1,242	—	—	—
Disposal	—	—	—	—	—	—

Ending balance	606	1,242	1,848	606	1,242	1,848

Accumulated impairment loss:
Beginning balance	—	—	—	—	—	—
Disposal	—	—	—	—	—	—
Charge for the year	—	—	—	(606)	—	(606)

Ending balance	—	—	—	(606)	—	(606)

Goodwill, net	$606	$1,242	$1,848	$—	$1,242	$1,242

During the third quarter of 2011, the Group determined that due to the significant decline in its stock price for a sustained period, there was an impairment indicator related to goodwill as of September 30, 2011. The Group performed an assessment of the carrying value of goodwill as of September 30, 2011. Based on that assessment, the Group concluded that goodwill allocated to the ODP segment was fully impaired because the estimated growth rates and profit margins for future periods were expected lower than that of prior years.

The Group performs its annual goodwill impairment tests on December 31 of each year. The Group evaluated the situation as of December 31, 2011 by referencing to the assessment performed with respect to September 30, 2011, and concluded that there was no further goodwill impairment as of December 31, 2011.

In the goodwill impairment test, the Group used the income approach, which it believed to be more reliable than the market approach in determining the fair value of the Group’s reporting unit. Accordingly, it adopted a discounted cashflow (“DCF”) method under the income approach, which considers a number of factors that include expected future cash flows, growth rates, discount rates, and comparable multiples from publicly traded companies in the industry and requires the Group to make certain assumptions and estimates regarding industry economic factors and future profitability of its business unit. The assumptions are inherently uncertain and subjective.

When applying the DCF method for the reporting unit, the Group incorporated the use of projected financial information and a discount rate developed using market participant based assumptions. The cash flow projections were based on five-year financial forecasts developed by management that included revenue projections, capital spending trends, and investments in working capital to support anticipated revenue growth. The discount rate selected was 40% with the consideration of the risk and nature of the reporting unit’s cash flows and the rates of return market participants would require investing their capital in the reporting unit.

Based on the impairment tests performed, the Group recognized an impairment loss of $nil, $nil and $606 for the years ended December 31, 2009, 2010 and 2011, respectively.